UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15[D] OF THE SECURITIES EXCHANGE ACT OF 1934

September 25, 2014
Date of Report
[Date of Earliest Event Reported]

NORTHSIGHT CAPITAL, INC.
(Exact name of Registrant as specified in its Charter)

Nevada	000-53661	26-2727362
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7740 East Evans Rd.
Scottsdale, AZ 85260
(Address of Principal Executive Offices)

(480) 385-3893
(Registrant’s Telephone Number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

      .Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

      .Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities

Item 1.01. Entry into a Material Definitive Agreement

During September, 2014, the Registrant sold an aggregate 3,775,000 restricted shares of common stock solely to “accredited investors,” within the meaning of regulation D under the Securities Act of 1933, as amended, as follows: (i) 3,250,000 shares were sold at a per share price of $.25, for aggregate gross proceeds of $812,500, and (ii) 525,000 shares were sold at a per-share price of $.20, pursuant to the exercise of outstanding common stock purchase warrants, for aggregate gross proceeds of $105,000.  The aggregate amount of gross proceeds raised in connection with these offerings was $917,500.

In connection with the raising of this capital, as a further inducement to the purchasers, the Registrant entered into an agreement as of September 25, 2014 with Kae Yong Park, the Registrant’s controlling shareholder, pursuant to which Ms. Park agreed, in exchange for payment from the Registrant of $75,500 (or $0.02per share),  to transfer to each purchaser of the Registrant’s securities that number of shares of common stock equal to the number of shares the purchaser purchased directly from the Registrant. The purchasers did not pay Ms. Park any consideration for these transfers. Consequently, in connection with the Registrant’s sale of the aggregate 3,775,000 shares of common stock, Ms. Park transferred an aggregate of 3,775,000 shares of common stock to the purchasers in the offerings.  As a result of these transactions, the purchasers in the offering acquired an aggregate of 7,550,000 shares of the Registrant’s common stock for an aggregate of $917,500.

The Registrant believes that the foregoing transactions were exempt from the registration requirements under Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended (“the Act”) or Section 4(2) under the Act, based on the following facts: in each case, there was no general solicitation, there was a limited number of investors, each of whom was an “accredited investor” (within the meaning of Regulation D under the “1933 Act”, as amended) and was (either alone or with his/her purchaser representative) sophisticated about business and financial matters, each such investor had the opportunity to ask questions of our management and to review our filings with the Securities and Exchange Commission, and all shares issued were subject to restrictions on transfer, so as to take reasonable steps to assure that the purchasers were not underwriters within the meaning of Section 2(11) under the 1933 Act.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHSIGHT CAPITAL, INC.

Date:

October 1, 2014

By:

/s/John Bluher

John Bluher

CEO

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